Exhibit 10.10

                                                    Lease # 24938

 M&I FIRST NATIONAL LEASING CORP.

 LEASE OF PERSONAL PROPERTY DATED  December 20, 2001

 LESSEE  TecStar Mfg. Company/Plastics Mfg. Company as Co-Lessee
         W190 N11701 Moldmakers Way
         Germantown, WI  53022


                     TERMS AND CONDITIONS OF LEASE

 This Lease of Personal Property is effective as of the date listed above, and is made and entered into by and between M&I First National Leasing Corp. (herein the "LESSOR"), and the Undersigned, see lessee above, (herein the "LESSEE"). If more than one party executes the Agreement as LESSEE, each shall be jointly and severally liable hereunder.

 1. LEASE. Lessor hereby leases to lessee and lessee hereby leases and rents from lessor personal property as set forth in the "Equipment Location and Description" section of the Lease of Personal Property, said property with all replacement parts, additions, repairs and accessories incorporated therein, and/or affixed thereto, being referred to as "equipment."

 2. LESSOR will, subject to the terms of this lease, purchase the equipment as set forth in the "Equipment Location and Description" section of the Lease of Personal Property, and simultaneously lease such equipment to lessee. Lessee acknowledges either (a) that lessee has approved any written Supply Contract (as defined by the Uniform version of the Uniform Commercial Code (U.C.C.)
 Section 2A-103(y), (as approved by the American Law Institute on the date of this Lease) covering the equipment purchase from the "supplier" (as defined by U.C.C. Section 2(A-103(x) thereof) for lease to lessee, or (b) that lessor has informed or advised lessee, in writing either previously or by this lease, of the following: (i) the identity of the supplier; (ii) that the lessee may have rights under the Supply Contract; and (iii) that the lessee may contact the supplier for a description of any such rights lessee may have under the Supply Contract.

 3. RENTAL. Lessee agrees to begin making rental payments to the lessor for the initial term of this lease as specified in the "Payment Schedule" section of the Lease of Personal Property. Payment of said rental shall be made on the dates specified at the office of lessor, 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 or to such other person, firm or corporation at such other place as lessor may from time to time designate in writing. In addition to said monthly rental lessee shall pay the amount of any personal property taxes, sales/use taxes, or any other taxes and all maintenance, insurance and other costs and expenses as hereinafter set forth, payment thereof to be made when due to the person or entity entitled thereto.

 4.  SELECTION OF EQUIPMENT - NO WARRANTIES BY LESSOR AS TO MERCHANTABILITY OR
 FITNESS: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE TYPE, QUANTITY AND SUPPLIER OF THE EQUIPMENT THAT IT HAS REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE. LESSEE AGREES THAT THE EQUIPMENT AND EACH PART OR UNIT

 THEREOF IS OF A DESIGN, SIZE, QUALITY AND CAPACITY REQUIRED BY LESSEE AND IS SUITABLE FOR ITS PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE; AND LESSOR DOES HEREBY SPECIFICALLY DISCLAIM ANY WARRANTY EXPRESS OR IMPLIED OF MERCHANTABILITY OR FITNESS, OR WITH RESPECT TO THE CONDITION, QUALITY, DURABILITY, CAPABILITY OR SUITABILITY OF EQUIPMENT OR AGAINST ANY PATENT OR LATENT DEFECTS THEREIN OR THE ABSENCE OF INFRINGEMENT UPON ANY PATENTS, COPYRIGHTS, TRADEMARKS, LICENSES, OR OTHER INTELLECTUAL PROPERTY RIGHTS. LESSEE SPECIFICALLY WAIVES ANY CLAIM AGAINST LESSOR FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR THE INADEQUACY THEREOF FOR ANY PURPOSE OR FOR ANY DEFICIENCY OR DEFECT THEREIN, OR FOR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO, OR ANY LOSS OF BUSINESS, OR FOR ANY DAMAGE WHATSOEVER OR HOWSOEVER CAUSED. LESSEE FURTHER AGREES TO ACCEPT DELIVERY OF THE EQUIPMENT AND THAT THE VALIDITY OF THIS LEASE SHALL NOT BE AFFECTED BY ANY DELAY IN SHIPMENT BY THE SUPPLIER. NO DEFECT OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR PERFORMANCE OF OTHER TERMS OF THIS LEASE. LESSEE HEREBY AUTHORIZES LESSOR TO ADD TO THIS LEASE THE SERIAL NUMBER OF EACH ITEM OF EQUIPMENT DELIVERED, THE DATE OF SHIPMENT AND OTHER MATERIAL INFORMATION. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON IT AGAINST LESSOR BY SECTIONS 508 AND 522 OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE OR COMPARABLE PROVISIONS OF APPLICABLE LAW.

 5. TERM OF LEASE. This lease shall commence on the "Commencement Date of Lease" specified in the Lease of Personal Property and shall continue until the total "Number of Rent Payments" as specified in the "Payment Schedule" section of the Lease of Personal Property, shall have been made; but in any event, the term of this lease shall expire at the end of fifteen years from the date hereof.

 6. LEASE DEPOSIT. Lessor acknowledges that lessee has paid with the execution of this lease the sum specified under "lease deposit" in the "Payment Schedule" section of the Lease of Personal Property, to be held by lessor as a lease deposit and not as advance rental. If lessee at the expiration of this lease or any renewal or extension hereof:
 (a) shall not be in default hereunder or under any other lease in effect between the parties, and
 (b)  shall have paid to lessor all amounts due to lessor, and
 (c) shall have returned to lessor the equipment in the condition provided in Paragraph 9 hereof, or made such other disposition thereof as may be directed by lessor.

 Lessor shall thereupon refund lessee the lease deposit without interest. In the event, however, of any default at any time in any of the terms, provisions and conditions hereof or any other lease between the parties, or should lessee fail to return the equipment in the condition and at the time required under said Paragraph 9, lessor may, but shall not be obligated to, apply the lease deposit to cure such default in which event lessee shall promptly restore the lease deposit to the full amount specified above. Lessor shall also have the right and privilege at its discretion to apply the lease deposit or any
                                  -2-
 portion thereof to any other lease(s) outstanding between lessor, and lessee to cure a default in such lease(s) or to apply to any deficiency arising out of such other lease(s).

 7. LOCATION AND RIGHT OF INSPECTION. The equipment at all times shall be located at the address of Lessee specified herein or such other place as shall be mutually agreed upon between lessor and lessee. Lessor shall at any and all times during business hours have the right to enter into and upon the premises where the equipment may be located for the purpose of inspecting the same or observing its use. Lessee shall not move the equipment from the location in which said equipment shall be first delivered for use, except with the written consent of lessor. Lessee shall promptly advise lessor of any circumstances which may in any manner affect any item of equipment or in any manner affect lessor's title thereto.

 8. TITLE AND USE. Title to all of said equipment shall at all times be solely in lessor or its assignee, and lessee shall have no interest or claims thereto or therein except as herein provided. Lessee shall, however, unless default shall occur as hereinafter provided have the right to possession of said equipment and the quiet enjoyment thereof. Lessee shall at all times use the equipment in a careful and proper manner and shall comply with all laws, ordinances and regulations in any manner relating to the possession, use or maintenance of the equipment, and shall if directed by lessor affix to said equipment in a prominent place and maintain thereon any labels, plates or other identifying markings indicating that the equipment is the property of lessor. Lessee will not sublet, mortgage, pledge, sell or otherwise encumber or dispose of equipment or its interest therein.

 9. OPERATION OF EQUIPMENT. Lessee will use said equipment in compliance with all municipal, state and federal regulatory agency requirements only in the normal course of its business and only for the purposes for which said equipment was designed. Lessee assumes all risks and liability for the equipment and for the use, possession, operation, maintenance, storage and condition thereof, and for injuries or death resulting to persons and damage resulting to property arising from or incident to such use, operation, possession, maintenance, storage and condition, whether such injuries, death or damage be to agents or employees of lessee or their property, or to third parties or their property. Lessee will save and hold lessor harmless from all losses, damages, claims, penalties, liabilities and expenses including attorney's fees of whatsoever nature arising or incurred because of or incident to the use, possession, operation, maintenance, storage and condition of said equipment, and lessee will save and hold lessor harmless from any liability to person or property caused by the sole negligence of the lessor or its agents or caused by joint negligence of the lessor or its agents and one or more parties. Upon expiration or termination of this lease, lessee at its expense shall immediately return said equipment to lessor at such place as lessor may designate in the same condition as when received, reasonable wear, tear and reasonable depreciation resulting from proper use thereof alone excepted.

 10. REPAIRS AND ALTERATIONS. Lessee will keep and maintain equipment in good and working order and shall supply and install all replacement parts and accessories when required to maintain the leased equipment in good working condition, which parts and accessories shall be and become the sole property of lessor. Lessee shall not, without the prior written consent of lessor, make any alterations, modifications, additions, subtractions or improvements to the equipment, but if so authorized by lessor, any such additions, subtractions or improvements shall become the property of lessor and shall be deemed to be a part of the leased equipment.

 11. INSURANCE. Lessee shall keep the equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof, as determined by lessor. Lessee shall also maintain, while lessee is in possession of the leased equipment, public

                                  -3-
 liability and property insurance, in an amount determined by lessor, but in which the limits of public liability shall not be less than Two Million ($2,000,000) Dollars per person and Two Million ($2,000,000) Dollars per accident, and in which the property damage liability shall not be less than Two Million ($2,000,000) Dollars, unless other limits are agreed to in writing between lessor and lessee, protecting and indemnifying lessor against any injury to person or any damage to property arising by reason of the use, operation or maintenance of the equipment, and lessee shall, in addition, if requested by lessor, maintain products liability insurance in such an amount as shall be required by lessor and shall maintain in full force and effect at all times while lessee is in possession of the equipment, workman's compensation insurance which shall cover any and all claims for injury to any workman, employee, servant or agent of lessee arising through the use, operation or maintenance of the equipment. All said insurance shall be in form and amount and with companies approved by lessor, and shall be in the names of lessor and lessee as their interest may appear. Lessee shall pay the premiums therefor and deliver said policies, or evidence thereof, to lessor. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to lessor, that it will give lessor thirty (30) days written notice before the policy in question shall be altered or cancelled. The proceeds of such insurance, at the option of lessor, shall be applied (a) toward the replacement, restoration or repair of the equipment, or (b) toward payment of the obligations of lessee hereunder. Lessee hereby appoints lessor as lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for, loss or damage under any said insurance policy.

 12. TAXES. Lessee shall keep the equipment free and clear of all levies, liens and encumbrances and shall pay all license fees, registration fees, assessments, charges and taxes (municipal, state and federal) including personal property taxes and any sales, use, or other transactional tax which may now or hereafter be imposed in connection with the lease, possession or use of the equipment, and including any penalties, interest, or delinquency charges accruing by reason of lessee's non-payment. In addition, lessee agrees to pay all expenses including legal fees where, with lessee's consent, the validity or amount of any tax or assessment shall be challenged. The use of the term "sales tax" in this document does not mean to imply that this is a "sale" but some jurisdictions refer to the term interchangeably with "use tax." The parties acknowledge that this is a true lease.

 13. LESSOR'S RIGHT TO PAY INSURANCE PREMIUMS AND TAXES. In case of failure of lessee to procure or maintain said insurance or to pay said fees, assessments, charges and taxes, all as herein specified, lessor shall have the right, but shall not be obligated, to effect such insurance, or pay said fees, assessments, charges and taxes, as the case may be. In that event, the cost thereof shall be repayable to lessor with the next installment of rent, and failure to repay the same shall carry with it the same consequence, including the late charge and interest provided in Paragraph 20 hereof.

 14. LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of equipment from any cause whatsoever; and no loss, theft, damage or destruction of equipment shall relieve lessee of the obligation to pay rent or of any other obligation under this lease. In the event of damage to any item of equipment, lessee shall immediately place the same in good repair. If lessor determines that any item of equipment is lost, stolen, destroyed or damaged beyond repair, lessee, at the option of lessor, will: (a) replace the same with like equipment in good repair, or (b) pay lessor in cash all of the following: (i) all amounts then owed by lessee to lessor under this lease, (ii) an amount equal to twenty percent (20%) of the actual cost of said item, (iii) the unpaid balance of the total rent for the initial term of this lease attributable to said item, less any proceeds of insurance thereon received by lessor, and (iv) any license fees, registration fees, assessments, charges and taxes (municipal, state and federal) including personal property taxes and any sales, use, or other transactional tax, and including any penalties, interest, or delinquency charges, that have accrued,
                                  -4-
 will be assessed, or are otherwise due and owing in connection with the lease, possession or use of the equipment. Upon lessor's receipt of such payment, lessee shall be entitled to whatever interest lessor may have in said item, in its then condition and location, without warranties, express or implied. The parties hereto agree that the sum of the amount numbered (ii) and (iii) will equal the fair value of said item on the date of such loss, theft, damage or destruction.

 15. DEFAULT. (a) If lessee fails to pay any rent or other amount herein provided within ten (10) days after the same is due and payable, or if lessee fails to perform any other provision hereof within ten (10) days after notice thereof from lessor, or if lessee dies or ceases to exist, or if lessee is adjudicated a bankrupt, suspends business, becomes insolvent, makes an assignment for the benefit of creditors or enters into or petitions for a creditor's arrangement or if an attachment be levied or a lien be filed against any of lessee's property or against equipment or if a receiver be appointed for any of lessee's property or should the lessee fail to use such equipment strictly in compliance with all municipal, state and federal regulatory agency requirements then and upon the happening of any of such events the entire balance of the rent called for by this lease shall, at the election of lessor, become forthwith due and owing or any guarantor of this lease defaults on any obligation to lessor or any of the above listed events of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under bankruptcy law; and lessor shall have the right, but shall not be obligated, to exercise any one or more of the following remedies: (i) sue for and recover all rents and other amounts then accrued, due and owing, or thereafter accruing under this lease; including the estimated residual value for the equipment if such equipment has not been returned to or has been disposed by lessor as set forth herein and including "taxes" described in Paragraph 12 of this document; (ii) take possession of the equipment and for the purpose thereof may enter the premises on which equipment is located without court order or other process of law (damages occasioned by such taking are expressly waived by lessee), and thereupon lessee's right to possession and use of equipment shall terminate, but lessee shall be and remain liable for the total rent for the term as set forth in Paragraph 5 hereof; (iii) sell or lease any or all items of equipment at public or private sale for cash or on credit, or, if leased, to such persons and upon such terms as lessor shall elect, and recover from lessee all costs of taking possession, storing, repairing and selling or leasing equipment, together with an amount equal to ten percent (10%) of the actual cost to lessor of the items of equipment sold or leased and the unpaid balance of the total rent for the initial term of this lease attributable to the items of equipment sold or leased less the net proceeds of such sale or the total rent under such lease; (iv) terminate this lease as to any or all items of equipment; (v) in the event lessor elects to terminate this lease as to any or all items of equipment, to recover from lessee as to each item subject to such termination, the worth at the time of such termination, of the excess, if any, of the amount of rent reserved herein for said item for the balance of the term hereof over the then reasonable rental value of said item for the same period of time.

 (b) No right or remedy conferred upon or reserved to lessor by this lease shall be exclusive of any other right or remedy herein or by law provided; all rights and remedies conferred upon lessor by this lease or by law shall be cumulative and in addition to every other right or remedy available to lessor.

 (c) In the event of any default on the part of lessee, lessee shall pay in addition to any late payment charges that may be due under Paragraph 20 hereof, all costs, expenses and disbursements incurred by lessor in exercising its rights or remedies hereunder or enforcing any of the provisions or terms hereof, including attorneys' fees and court costs, if lessor shall place the matter with an attorney for collection and enforcement.

 (d) Should lessor be in default hereunder as to any item of equipment, lessee may not, because of such default, terminate this lease as to any other item of equipment.
                                  -5-
 (e) In the event lessor shall elect to sue for and recover all rents and other amounts then due or thereafter accruing under this Lease or any extension thereof, such accelerated rental shall be discounted at an annual rate of three percent (3%).

 (f)  Time is of the essence hereof.

 16. NO ASSIGNMENT BY LESSEE. Without the prior written consent of lessor, lessee shall not (a) assign, transfer, pledge or hypothecate this lease, the equipment or any part thereof, or any interest therein, or (b) sublet or rent the equipment or any part thereof or permit the equipment or any part thereof to be used by anyone other than lessee or lessee's employees. Consent to any of the foregoing prohibited acts applies only in the given instance; and is not a consent to any subsequent like act by lessee or any other person.

 17. LESSOR'S ASSIGNMENT. Lessee acknowledges and understands that lessor may assign this lease to a bank or other financial institution and that such assignee shall be entitled to all of the benefits of this lease including all credit and financial information that lessee shall have theretofore or thereafter submitted to lessor. In connection therewith lessee agrees: (a) to recognize any such assignment upon receipt of written notice thereof; (b) to accept the directions, demands or consents of such assignee in place of those of lessor; (c) to pay all rent hereunder as directed by such assignee and not to terminate this lease, notwithstanding any default on the part of lessor or any other liability or obligation on the part of lessor to lessee whether or not arising hereunder; (d) not to require such assignee to perform any duty, covenant or condition required to be performed by lessor, all rights of lessee in connection therewith being hereby waived as to such assignee, provided that nothing hereinbefore contained shall relieve lessor of its obligations to lessee hereunder; (e) not to set up against such assignee any defenses, setoffs or counterclaims which it may have against lessor in regard to the payment of rent hereunder.

 18. WARRANTIES. (a) Lessor may request the supplier to authorize lessee to enforce in its own name all warranties, agreements or representations, if any, which may be made by the supplier to lessee or lessor, (BUT NO DEFECT, UNMERCHANTABILITY, OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR OF ANY OTHER OBLIGATION UNDER THIS LEASE),
 (b) Lessor covenants that subject to the terms and conditions of this lease, lessee shall peaceably and quietly hold, possess and use equipment during the term of this lease.

 19. PERSONAL PROPERTY. The equipment is, and shall at all times be and remain, personal property notwithstanding that the equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise.

 20. LATE PAYMENT. Should lessee fail to pay any part of the rent herein reserved or any other sum required to be paid by lessee to lessor within 10 days after the due date thereof, lessee shall pay unto lessor a charge of $10.00 for each month or part thereof for which said rent or other sum shall be delinquent which lessee acknowledges is a reasonable charge to cover lessor's extra expense. In addition, lessee shall pay to lessor interest on such delinquent payment from the due date thereof until paid at the rate of 18% per annum.

 21. OFFSET. Lessee hereby waives any and all existing and future claims and offsets, against any rent or other payments due hereunder; and agrees to pay
                                  -6-
 the rent and other amounts hereunder regardless of any offset or claim which may be asserted by lessee or on its behalf. Lessee hereby further acknowledges that the manufacturer or vendor of the leased equipment including their agents and employees, were at no time and are not now the agent or under the supervision of the lessor, nor was or is the lessor in any manner, the agent of the manufacturer or vendor.

 22. NON WAIVER. No covenant or condition of this Lease can be waived except by the written consent of lessor. Forbearance or indulgence by lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by lessee to which the same may apply, and, until complete performance by lessee of said covenant or condition, lessor shall be entitled to invoke any remedy available to lessor under this Lease or by law or in equity despite said forbearance or indulgence.

 23. NO ABATEMENT IN RENT. THIS LEASE IS IRREVOCABLE FOR THE FULL TERM HEREOF AND UNTIL THE AGGREGATE RENTALS PROVIDED FOR HEREIN HAVE BEEN PAID BY LESSEE. Rent shall not abate during the term hereof because lessee's right to possession of equipment has terminated, or because equipment has been repossessed, or for any other reason.

 24. NOTICES. Service of all notices under this agreement shall be sufficient if given personally or mailed to the party involved at its respective address hereinbefore set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

 25. OTHER DOCUMENTS. Should lessee be domiciled or reside in a state which has adopted the Uniform Commercial Code "Code" or if the equipment shall be located in such state, then, if at any time this transaction shall be construed to be a security transaction, this Lease shall be deemed to be the security agreement, and lessor shall be the secured party herein and lessee the debtor. Lessee agrees to execute and deliver to lessor contemporaneously with the execution hereof, or at any time during the existence of this Lease if requested by lessor to do so, a financing statement to comply with the provisions of the Code, which lessor shall be authorized to file with the appropriate filing officer; lessee hereby authorizes lessor to execute and file Financing Statements and/or Continuation Statements under the Code, on lessee's behalf and to file such a document in all places where necessary to perfect lessor's interest in the equipment; provided however that nothing herein, nor the execution of the said financing statement, shall constitute an acknowledgment that this transaction is subject to the Code.

 26. SUCCESSORS. Subject to the provisions hereof this agreement shall be binding upon and inure to the benefit of the heirs, administrators, successors and assigns of the parties hereto.

 27. STATEMENTS. Lessor may require from time to time, and lessee agrees to furnish statements setting forth the financial condition and operations of lessee.

 28. VEHICLES. If the equipment is a motor vehicle, lessee shall a) permit only licensed drivers to operate same who shall be employees of lessee, b) use the vehicle for its own needs and not for hire, c) do nothing which shall increase or suspend insurance coverage thereon, and d) assume sole responsibility for the payment of wages, unemployment and workmen's compensation insurance, and social security requirements of such employees.

 29. MASTER LEASE. In the event lessor shall hereafter lease to lessee additional "equipment," as said term is used herein, said equipment shall be described on a Schedule or Schedules executed by the parties which shall make reference to this "Lease of Personal Property." Each said Schedule shall in
                                  -7-
 addition to describing the equipment therein leased, set forth the term of the Lease, the amount of rental, the manner of payment of the rentals, the number of rental payments, the commencement date of the rental payments, the amount of any security deposit, and such other provisions as may be included therein. Each such Schedule when executed by the parties shall be deemed to be a part of this "Lease of Personal Property," and all of the provisions hereof, except such as may be inconsistent, shall govern said Schedule or Schedules, it being understood and agreed that this "Lease of Personal Property" shall be the Master Lease.

 30. DEFAULT - WHERE ADDITIONAL LEASES OR SCHEDULES. If lessee fails to pay any rent or other amount of any other lease or schedule, whether heretofore or hereafter entered into, within ten (10) days after the same is due and payable, or if lessee fails to perform any other provisions of this or any other lease or schedule within ten (10) days after notice thereof from lessor, it shall constitute a default in all leases or schedules, including this lease and thereupon the provisions of Paragraph 15 above shall be applicable, including the right of lessor to apply any security deposit or other collateral pledged to it by lessee under any lease to cure such default to the extent applicable. If this Lease or any other lease or schedule heretofore or hereafter entered into between lessor and lessee shall be determined to be a security transaction, or if lessee shall default resulting in liquidation, resale or re-leasing of the leased equipment, then and in such event lessor shall be deemed to have as of the date hereof and is granted a security interest in all of the leased equipment described in all leases then outstanding between lessor and lessee and the proceeds from any such liquidation, resale or re-leasing shall be applied by lessor to the aggregate total of obligations due and to become due to it plus its charges, expenses and reasonable attorneys' fees.

 31. WAIVER. LESSEE HEREBY SPECIFICALLY CONSENTS TO WAIVE AND DOES WAIVE ITS CONSTITUTIONAL RIGHT TO A HEARING PRIOR TO THE LESSOR'S TAKING POSSESSION OR EXERCISING ANY RIGHT OF SETOFF OR OTHER REMEDY IN THE EVENT OF DEFAULT, AND AGREES THAT IN SUCH EVENT LESSOR MAY WITH OR WITHOUT PROCESS OF LAW AND WITHOUT PRIOR HEARING OR DETERMINATION HAVE THE RIGHTS AND REMEDIES SET FORTH IN THE AFOREMENTIONED LEASE. LESSEE ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE EFFECT OF THIS WAIVER AND ACKNOWLEDGES THAT THE WAIVER IS FREELY GIVEN BY IT.

 32. DUE ON SALE. The entire indebtedness under this agreement shall become immediately due and payable and in full at the option of lessor, without notice, upon a transfer, sale or conveyance of more than 49% of the common or other voting stock of lessee. The non-payment of such shall constitute an additional event of default entitling lessor to enforce the provisions of Paragraph 15 of the lease agreement.

 33. A provision of this lease which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, lessor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

 34. MISCELLANEOUS. It is understood that this written agreement, and the schedules which are or may be attached hereto constitute the entire agreement between the parties and no other representation or statements shall be deemed binding upon the parties nor shall this agreement be amended, altered or modified except by written agreement signed by the parties hereto. Time is of
                                  -8-
 the essence of this agreement and its provisions. This lease shall be governed by and construed in accordance with the laws of the State of Wisconsin.

 PAYMENT METHOD

 OPTION #1 - AUTOMATIC PAYMENTS

 I, as an officer of
 _________________________________________________("Lessee"), Hereby

 authorize M&I First National Leasing Corp. ("Lessor") and the bank indicated to initiate debit entries to the Corporate Checking Account named below. The date of the debit entries are listed below and correspond to the "Payment Schedule" page dated __________ and any Amendments thereto, including any changes in the Sales/Use Tax amount. Lessee further agrees to give Lessor twenty (20) days advance notification of any changes int he bank relationship as listed below. This authority will remain in effect until the terms of the lease are satisfied or when agreed upon by Lessor and Lessee.


 NAME OF LESSEE'S FINANCIAL INSTITUTION


 ADDRESS OF LESSEE'S FINANCIAL INSTITUTION  CITY            STATE       ZIP


 NAME OF LESSEE'S ACCOUNT TO BE DEBITED


 CHECKING ACCOUNT NUMBER                  BANK ROUTING NUMBER (1)

 PAYMENT DATE   ___ 1ST    ____ 8TH   ____ 15TH  ____ 22ND

 OPTION #2 - INVOICE TO

 BILLING NAME   TecStar Mfg. Company
                Attn:  Accounts Payable
                W190 N11701 Moldmakers Way
                Germantown, WI  53022

 INVOICE DATE: _____________

 EQUIPMENT LOCATION AND DESCRIPTION:

 Equipment Location:            W190 N11701 Moldmakers Way
                                Germantown WI

 County:                        Washington

 Equipment Cost:                $2,500,000.00

 Equipment Description - 6674:  Injection Molding Equipment more particularly described on Schedule A attached hereto and made a part hereof.

                                INCLUDING ALL ATTACHMENTS, ACCESSORIES,
                                APPURTENANCES, ACCESSIONS & SUBSTITUTIONS

 TOTAL EQUIPMENT COST:*         $2,500,000.00
 TOTAL UPFRONT SALES TAX:       $0.00
 TOTAL COST:                    $2,500,000.00

 *If "Equipment Cost" shall exceed the above amount, Lessee shall pay the overage. Or at the option of M&I First National Leasing Corp., the rental may be increased accordingly.

 LIST OF ATTACHMENTS:           See Addendum A1, Addendum TX attached hereto
                                and made a part hereof.

                                See Addendum D attached hereto and made a part hereof.

 PAYMENT SCHEDULE

 INITIAL TERM OF LEASE/IN MONTHS:   48

 LEASE DEPOSIT:                     $0.00  (1)

 COMMENCEMENT DATE OF LEASE:

 FIRST PAYMENT DATE:

 48 consecutive rental payments, beginning on the First Payment Date and on the same day of each period thereafter as follows:

 Six Monthly Payments in Amount of:        $18,110.00 dollars
 Forty Two Monthly Payments in Amount of:  $54,881.00 dollars

 Lessee acknowledges by signature below that the lease deposit will be paid in full on or before any invoices will be paid or purchase orders issued by Lessor.

 (1)*Lessee shall be responsible for the payment of all sales or use taxes imposed on this transaction and agrees that the same shall be added to the monthly rentals.

 This lease is subject to all terms and conditions contained in the Lease of Personal Property document which lessee acknowledges having read.

 This Lease shall not be binding upon lessor until accepted by lessor at its office in Milwaukee, Wisconsin.

                                          THIS IS A NON-CANCELABLE LEASE
                                          FOR THE TERM INDICATED ABOVE

                                          DATE OF LEASE  December 20, 2001

 ACCEPTED
 LESSOR M&I FIRST NATIONAL LEASING CORP.  LESSEE TecStar Mfg. Company

 BY                                       BY  BRUCE SCHNEIDER, VP - FINANCE
 Authorized Signature                         Authorized Signature and Title

                                          WITNESS
                                          Secretary or Other Corporation
                                          Officer or Witness

                                          CO-LESSEE Plastics Mfg. Company

                                          BY BRUCE SCHNEIDER, VP - FINANCE
                                             Authorized Signature and Title

                                          WITNESS
                                          Secretary or Other Corporation
                                          Officer or Witness
                                  -11-